CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-8

DERIVED INFORMATION   11/25/03

[$270,000,000]

Senior, Subordinate & Mezzanine Bonds Offered

(Approximate)

[$525,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/03 cutoff date.  Approximately 5.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,302
Total Outstanding Loan Balance	$545,103,657	*	Min	Max
Average Loan Current Balance	$165,083		$10,332	$879,360
Weighted Average Original LTV	80.1%	**
Weighted Average Coupon	7.30%		4.55%	13.99%
Arm Weighted Average Coupon	7.33%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	6.24%		1.18%	10.63%
Weighted Average FICO (Non-Zero)	634
Weighted Average Age (Months)	2
% First Liens	99.6%
% Second Liens	0.4%
% Arms	79.3%
% Fixed	20.7%	***
% of Loans with Mortgage Insurance	0.6%

*

Total collateral will be $525,000,050

**

Note, for second liens, CLTV is employed in this calculation.

***

Fixed rate loans will represent approximately 21.0% of the total collateral balance

	# of	% of	Total					% Full	% Owner	% 2nd
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
0.01 - 25,000.00	47	0.2	859,952	12.40	239	591	96.7	92.7	97.5	94.7
25,000.01 - 50,000.00	167	1.2	6,773,503	9.49	327	605	79.5	76.4	74.3	16.9
50,000.01 - 75,000.00	364	4.2	23,158,568	8.17	347	623	78.9	64.7	79.0	1.4
75,000.01 - 400,000.00	2,605	83.6	455,880,972	7.29	355	633	80.0	58.0	93.3	0.0
400,000.01 - 500,000.00	77	6.3	34,437,520	6.75	357	653	81.2	44.3	95.0	0.0
500,000.01 - 600,000.00	34	3.4	18,488,207	6.79	352	649	80.4	70.7	94.4	0.0
600,000.01 - 700,000.00	6	0.7	3,844,956	6.52	358	650	81.5	66.5	100.0	0.0
700,000.01 - 800,000.00	1	0.1	780,619	7.49	359	625	90.0	0.0	100.0	0.0
800,000.01 >=	1	0.2	879,360	7.60	359	629	80.0	100.0	100.0	0.0
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 0	5	0.1	693,416	7.83	358	0	80.6	29.3	100.0	0.0
476 - 500	5	0.1	422,436	9.45	357	500	57.9	48.6	88.2	0.0
501 - 525	94	2.3	12,575,929	8.64	356	516	77.1	91.7	93.4	0.0
526 - 550	235	6.0	32,580,936	8.49	355	538	76.4	72.8	94.7	0.2
551 - 575	290	6.7	36,774,480	8.08	354	563	78.5	76.8	98.1	1.8
576 - 600	388	10.6	58,018,024	7.70	354	588	80.5	67.5	92.4	1.3
601 >=	2,285	74.1	404,038,435	7.04	354	659	80.6	53.0	92.0	0.2
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 80.00	2,182	66.8	363,914,516	7.21	354	637	75.9	54.3	92.7	0.0
80.01 - 85.00	431	12.9	70,092,979	7.53	357	615	84.4	64.5	90.5	0.0
85.01 - 90.00	457	14.7	80,253,991	7.40	357	632	89.6	63.3	92.9	0.0
90.01 - 95.00	144	4.8	26,031,203	7.28	358	649	94.5	77.6	96.4	0.6
95.01 - 100.00	88	0.9	4,810,968	9.73	308	624	99.7	72.7	100.0	43.8
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
Primary	2,982	92.7	505,084,615	7.27	354	633	80.2	58.1	100.0	0.5
Second Home	12	0.4	1,995,372	6.62	358	672	66.1	64.9	0.0	0.0
Investment	308	7.0	38,023,670	7.76	357	651	79.6	58.5	0.0	0.0
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
Full	2,059	58.2	317,195,335	7.21	353	622	80.3	100.0	92.6	0.6
Reduced	504	17.5	95,201,655	7.21	356	665	81.3	0.0	91.4	0.4
No Income/ No Asset	18	0.4	2,344,658	7.77	355	668	77.5	0.0	83.7	0.0
Stated Income / Stated Assets	721	23.9	130,362,009	7.59	355	641	78.6	0.0	93.9	0.1
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 10.00000	3,153	98.6	537,329,383	7.25	355	635	80.0	58.0	92.8	0.0
10.00001 - 10.50000	34	0.6	3,091,685	10.27	353	562	78.4	57.0	81.1	1.2
10.50001 - 11.00000	18	0.2	1,330,717	10.86	349	563	77.0	82.2	80.6	0.0
11.00001 - 11.50000	16	0.2	1,146,158	11.35	349	566	80.5	74.6	70.0	9.5
11.50001 - 12.00000	20	0.1	603,787	11.88	285	587	94.9	76.9	86.4	64.1
12.00001 - 12.50000	26	0.1	716,012	12.38	239	595	99.5	75.1	100.0	100.0
12.50001 - 13.00000	31	0.1	807,579	12.95	235	589	99.9	68.3	100.0	100.0
13.50001 - 14.00000	4	0.0	78,335	13.99	335	589	96.6	83.6	100.0	100.0
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
Purchase	1,459	43.9	239,274,844	7.30	357	653	81.9	47.0	94.4	0.8
Refinance - Rate Term	249	8.5	46,116,328	6.87	353	646	78.6	68.3	90.3	0.1
Refinance - Cashout	1,594	47.6	259,712,485	7.39	352	615	78.7	66.7	91.5	0.2
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4

	# of	% of	Total					% Full	% Owner	% 2nd
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 40.00	1,404	38.9	212,046,682	7.32	352	634	79.1	58.4	91.4	0.2
40.01 - 45.00	833	26.5	144,408,593	7.22	356	643	80.5	49.2	95.3	0.5
45.01 - 50.00	896	29.3	159,481,885	7.34	355	629	81.2	60.7	92.4	0.7
50.01 - 55.00	163	5.1	27,783,495	7.37	356	613	79.3	88.1	91.7	0.1
55.01 - 60.00	5	0.2	1,293,148	7.71	358	645	81.7	80.6	54.5	0.0
60.01 >=	1	0.0	89,853	7.05	358	622	50.0	100.0	0.0	0.0
Total:	3,302	100.0	545,103,657	7.30	354	634	80.1	58.2	92.7	0.4